    SUPPLEMENT TO THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION

         CREDIT SUISSE INSTITUTIONAL FUND -- LARGE CAP VALUE PORTFOLIO CREDIT SUISSE INSTITUTIONAL FUND -- SMALL CAP VALUE PORTFOLIO
                       CREDIT SUISSE LARGE CAP VALUE FUND
                       CREDIT SUISSE SMALL CAP VALUE FUND
                       CREDIT SUISSE STRATEGIC VALUE FUND
                CREDIT SUISSE TRUST -- LARGE CAP VALUE PORTFOLIO CREDIT SUISSE TRUST -- SMALL CAP VALUE PORTFOLIO

The following information supersedes certain information in the funds' Prospectuses and Statements of Additional Information.

The Credit Suisse Value Team is responsible for the day-to-day management of the fund. The current team members are Stanley A. Nabi, Scott T. Lewis and Robert E. Rescoe (see biographies below).

CERTAIN TEAM MEMBER BIOGRAPHIES

STANLEY A. NABI, CFA, Managing Director, is a portfolio manager specializing in large- and small-capitalization U.S. equities pursuant to a value-based discipline. Mr. Nabi came to Credit Suisse Asset Management, LLC (CSAM) as a result of Credit Suisse's acquisition of DLJ Asset Management (AMG) in 2000. He joined AMG, where he was the firm's vice chairman and chairman of its investment policy committee, in 1995. Previously, Mr. Nabi was an executive vice president and chief investment strategist at the Bessemer Trust Companies, and a general partner and chief investment officer at Lazard Freres. He has served as president and a director of the New York Society of Security Analysts; a director of the Financial Analysts Federation; an investment advisor to the National Bureau of Economic Research; and associate editor of the Financial Analysts Journal. He holds a B.A. in economics from Columbia University and pursued doctoral studies in economics at New York University.
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SCOTT T. LEWIS, Managing Director, is a portfolio manager specializing in U.S.
value equities. Mr. Lewis came to CSAM in 1999 when Credit Suisse acquired Warburg Pincus Asset Management (WPAM), where he had been since 1986. Previously, he was an assistant portfolio manager at The Bench Corporation, and an equity trader at Atalanta/Sosnoff Management Corp. and E.F. Hutton. Mr. Lewis holds a B.S. in management and international business from New York University and an M.B.A. in finance from New York University's Stern School of Business.

ROBERT E. RESCOE, CFA, Director, is a portfolio manager specializing in U.S. value equities. Mr. Rescoe came to CSAM in 1999 when Credit Suisse acquired WPAM, where he had been since 1993. Previously, he was a vice president and equity analyst at Fred Alger Management and a senior equity analyst at American General Capital Management. Mr. Rescoe holds a B.A. in political science from Tulane University and an M.B.A. in finance from the University of Texas.

Dated: May 22, 2003                                                      16-0503
                                                                             for
                                                                           CSINU
                                                                           CSISC
                                                                           WPUSL
                                                                           ADGRI
                                                                           CSSVL
                                                                           CSCSC
                                                                           ADLCV
                                                                           CSDVI
                                                                           TRLCV
                                                                           TRSCV
                                                                           CSTSC
                                                                        2003-029